UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

FORMFACTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50307	13-3711155

(Commission	(IRS Employer
File Number)	Identification No.)

7005 Southfront Road, Livermore, CA	94551

(Address of principal executive offices)	(Zip Code)

(925) 290-4000

(Registrant’s telephone number, including area code)

2140 Research Drive, Livermore, CA 94550
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     FormFactor, Inc., a Delaware corporation, has, effective November 10, 2004, appointed Richard Mittermaier, the Company’s Director of Accounting, as its Principal Accounting Officer on an interim basis. Mr. Mittermaier, 41, joined the Company in November 2000 as Senior Accounting Manager and has 10 years of accounting-related experience in the United States and, prior to that, 5 years of accounting-related experience with Daimler Benz AG in Germany. Michael M. Ludwig, the Company’s vice president, Finance, Controller and Principal Accounting Officer, announced that, effective November 10, 2004, he is transitioning from his current positions with the Company to focus primarily on the Company’s activities related to Section 404 (Management Assessment of Internal Controls) of the Sarbanes-Oxley Act of 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date: November 9, 2004	By:	/s/ Jens Meyerhoff

Jens Meyerhoff, Chief Operating Officer and Chief Financial Officer